                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           THE CHROMALINE CORPORATION
                                4832 GRAND AVENUE
                             DULUTH, MINNESOTA 55807
                                 (218) 628-2217

Dear Shareholder:

        You are cordially invited to attend the Annual Meeting of Shareholders to be held at The Kitchi Gammi Club, 831 E. Superior Street, Duluth, Minnesota, at 1:00 p.m., Central Time, on April 24, 2001.

        The Secretary's Notice of Annual Meeting and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about the Company.

        We hope that you will be able to attend the meeting in person and we look forward to seeing you. Please mark, date and sign the enclosed proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Annual Meeting. You may revoke the proxy and vote in person at that time if you so desire.

                                              Sincerely,


                                              /s/  William C. Ulland

                                              William C. Ulland
                                              CHAIRMAN OF THE BOARD

March 23, 2001

                           THE CHROMALINE CORPORATION

                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 24, 2001

                       ----------------------------------

        The Annual Meeting of Shareholders of The Chromaline Corporation will be held at The Kitchi Gammi Club, 831 E. Superior Street, Duluth, Minnesota, at 1:00 p.m., Central Time, on April 24, 2001 for the following purposes:

        1.  To elect six directors for a one-year term.

        2. To transact such other business as may properly be brought before the meeting.

        The Board of Directors has fixed March 9, 2001 as the record date for the meeting, and only shareholders of record at the close of business on that date are entitled to receive notice of and vote at the meeting.

        YOUR PROXY IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. EVEN IF YOU OWN ONLY A FEW SHARES, AND WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID REPLY ENVELOPE AS QUICKLY AS POSSIBLE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE AND RETURNING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING AND REVOKE THE PROXY.

                               By Order of the Board of Directors,


                               /s/  Jeffery A. Laabs
                               Jeffery A. Laabs
                               SECRETARY

Duluth, Minnesota
March 23, 2001

                               ------------------

                                 PROXY STATEMENT

                               ------------------

                               GENERAL INFORMATION

        The enclosed proxy is being solicited by the Board of Directors of The Chromaline Corporation, a Minnesota corporation ("Chromaline" or the "Company"), for use in connection with the Annual Meeting of Shareholders to be held on April 24, 2001 at The Kitchi Gammi Club, 831 E. Superior Street, Duluth, Minnesota, at 1:00 p.m., Central Time, and at any adjournments thereof. Only shareholders of record at the close of business on March 9, 2001 will be entitled to vote at such meeting or adjournment. Proxies in the accompanying form which are properly signed, duly returned to the Company and not revoked will be voted in the manner specified. A shareholder executing a proxy retains the right to revoke it at any time before it is exercised by notice in writing to the Secretary of the Company of termination of the proxy's authority or a properly signed and duly returned proxy bearing a later date.

        The address of the principal executive office of the Company is 4832 Grand Avenue, Duluth, Minnesota 55807 and the telephone number is (218) 628-2217. The mailing of this Proxy Statement and the Board of Directors' form of proxy to shareholders will commence on or about March 23, 2001.

        The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by the use of the mails, certain directors, officers and employees of the Company may solicit proxies by telephone, telegram, electronic mail or personal contact, and have requested brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of stock of the Company and will reimburse them for their reasonable out-of-pocket expenses in so forwarding such materials.

        The Common Stock of the Company, par value $.10 per share, is the only authorized and issued voting security of the Company. At the close of business on March 9, 2001 there were 1,271,627 shares of Common Stock issued and outstanding, each of which is entitled to one vote. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

        The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is required for approval of each proposal presented in this Proxy Statement. A shareholder voting through a proxy who abstains with respect to any matter is considered to be present and entitled to vote on such matter at the meeting and is in effect a negative vote. However, a shareholder (including a broker) who does not give authority to vote, or withholds authority to vote, on any proposal shall not be considered present and entitled to vote on such proposal.

           SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

        The following table sets forth, as of February 7, 2001, the number of shares of Common Stock beneficially owned by each person who is a beneficial owner of more than 5% of the Common Stock issued and outstanding, by each executive officer named in the Summary Compensation Table, by each director, and by all officers and directors as a group. All persons have sole voting and dispositive power over such shares unless otherwise indicated.

         NAME AND ADDRESS                   NUMBER               PERCENTAGE OF
      OF BENEFICIAL OWNER(1)               OF SHARES          OUTSTANDING SHARES
-----------------------------------  ---------------------  --------------------

Directors and executive officers:
  William C. Ulland                         144,650(2)                   11.3%
  Philip J. Hourican                         11,000(3)                    *
  Charles H. Andresen                        11,797(4)                    *
  Gerald W. Simonson                         58,460(5)                    4.4
  David O. Harris                            53,038(6)                    4.0
  Leigh Severance                            126,711                     10.0
  Rondi Erickson                               1,000                      *

  All directors and executive               432,083(7)                   33.3
  officers as a group (11 persons,
  including those named above)


--------------------
*   Less than one percent.
(1) The address for each of the persons listed below is 4832 Grand Avenue, Duluth, Minnesota 55807.
(2) Includes options to purchase 4,400 shares of Common Stock exercisable within 60 days of February 7, 2001. Mr. Ulland was elected Chief Executive Officer on February 7, 2000 and President on December 19, 2000 and continues as Chairman of the Board.
(3) Mr. Hourican resigned his position with the Company on February 7, 2000.
(4) Includes options to purchase 2,640 shares of Common Stock exercisable within 60 days of February 7, 2001.
(5) Includes options to purchase 2,640 shares of Common Stock exercisable within 60 days of February 7, 2001.
(6) Includes options to purchase 2,640 shares of Common stock exercisable within 60 days of February 7, 2001.
(7) Includes options to purchase 24,602 shares of Common Stock exercisable within 60 days of February 7, 2001.

                              ELECTION OF DIRECTORS

        The business of the Company is managed under the direction of a Board of Directors, with the number of directors fixed from time to time by the Board of Directors. The Board of Directors has fixed at six the number of directors to be elected to the Board at the 2001 Annual Meeting of Shareholders and has nominated the six persons named below for election as directors, each to serve for a one-year term. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the six nominees named below.

        Each of the nominees is a current director of the Company and each has indicated a willingness to serve as a director for the one-year term. In case any nominee is not a candidate for any reason, the proxies named in the enclosed form of proxy may vote for a substitute nominee in their discretion.

        Following is certain information regarding the nominees for the office of director:

        WILLIAM C. ULLAND, AGE 60

        Mr. Ulland has been a director and Chairman of the Board of the Company since 1972. On February 7, 2000, he became Chief Executive Officer. On December 19, 2000, he was named to the additional position of President. Since 1977, Mr. Ulland has been Managing Partner of American Shield Company, a mineral exploration and development company located in Duluth, Minnesota.

        CHARLES H. ANDRESEN, AGE 60

        Mr. Andresen was elected as a director of the Company in 1979. Mr. Andresen has been a shareholder in the law firm of Andresen, Haag, Paciotti, & Butterworth, P.A., in Duluth, Minnesota for more than the past five years.

        GERALD W. SIMONSON, AGE 70

        Mr. Simonson was elected as a director of the Company in 1978. He has been the President of Omnetics Connector Corporation, a manufacturer of microminiature connectors for the electronics industry located in Minneapolis, Minnesota, for more than the past five years. Mr. Simonson is also a director of Broadview Media, Inc., a film and video production company.

        DAVID O. HARRIS, AGE 66

        Mr. Harris was elected a director of the Company in 1965. He has been President of David O. Harris, Inc., a manufacturer's representative firm in Minneapolis, Minnesota, for more than the past five years.

        RONDI ERICKSON, AGE 53

        Ms. Erickson was elected as a director of the Company in 2000. She has been the Chief Executive Officer and a director of Apprise Technologies Inc., a company that develops and sells optical and electronic-based sensor technologies, since October 1999. Prior to joining Apprise, Ms. Erickson founded American Science Corporation, a registered FDA manufacturing establishment that provided contract manufacturing and research and development support for a dental pharmaceutical company, in 1995. Prior to founding American Science, Ms. Erickson founded Bay West, Inc., an environmental services firm, in 1974 and served as its Chief Executive Officer.

        H. LEIGH SEVERANCE, AGE 62

        Mr. Severance was elected as a director of the Company in 2000. He has been the President of Severance Capital Management, a provider of investment management and research services to partnerships and individual investors, since 1983. Prior to founding Severance Capital Management, Mr. Severance was a portfolio manager with J.M. Hartwell & Co. Founders Growth Fund and Cambiar Investors since 1968. Mr. Severance also serves as a director of a private company.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

        The Board of Directors met seven times during fiscal 2000. All incumbent directors attended at least 75% of the meetings of the Board and of the committees on which they served held during the periods for which they served as a director. The Company currently has an Audit Committee and a Compensation Committee. Following is a description of the functions performed by each of the
Committees:

AUDIT COMMITTEE

        The Company's Audit Committee presently consists of Messrs. Simonson (Chairman), Andresen, Harris and Severance and Ms. Erickson. A majority of the members of the Audit Committee are "independent" as that term is defined in the applicable listing standards of The Nasdaq Stock Market. The Audit Committee provides assistance to the Board of Directors in fulfilling their duties relating to corporate accounting, reporting practices of the Company and the quality and integrity of the Company's financial reports. Among other things, the Audit Committee reviews and recommends the selection of the Company's independent auditors, meets with the independent auditors and financial management to review the scope of the audit and the audit procedures and reviews annually the responsibilities of the Audit Committee and recommends to the Board of Directors any changes to these responsibilities. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, adopted by the Company's Board of Directors on June 13, 2000, a copy of which is included as Exhibit A to this Proxy Statement. The Audit Committee met twice during fiscal 2000.

COMPENSATION COMMITTEE

        The Company's Compensation Committee presently consists of Messrs. Andresen (Chairman), Simonson, Harris and Severance and Ms. Erickson. The Compensation Committee annually reviews and acts upon the compensation package for the Chief Executive Officer and sets compensation policy for the other employees of the Company. In addition, the Compensation Committee acts upon management recommendations concerning employee stock options, bonuses and other compensation and benefit plans. The Compensation Committee also administers the Chromaline Corporation 1995 Stock Incentive Plan. The Compensation Committee met three times during fiscal 2000.

DIRECTOR COMPENSATION

        During 1998, each non-employee director of the Company who beneficially owns not more than 5% of the Company's outstanding Common Stock received a one-time grant of an option to purchase 3,300 shares of the Company's Common Stock under the 1995 Stock Incentive Plan. These options have an exercise price equal to the fair market value on the date of grant and will expire seven years from the date of grant. In addition, each non-employee director of the Company who beneficially owns not more than 5% of the Company's outstanding Common Stock receives a quarterly retainer of $1,000, plus per meeting fees of $700 for each meeting of the Board of Directors attended in person, $350 for each meeting of the Board of Directors attended by telephone, $300 for each committee meeting attended in person and $150 for each committee meeting attended by telephone.

        On April 26, 1999, each non-employee director of the Company received a one-time grant of an option to purchase 1,320 shares of the Company's Common Stock under the 1995 Stock Incentive Plan. These options have an exercise price equal to the fair market value on the date of the grant and will expire seven years from the date of the grant. Mr. Ulland also received a grant of an incentive stock option to purchase 3,300 shares of the Company's Common Stock under the 1995 Stock Incentive Plan in connection with his position as Chairman of the Board of Directors. Mr. Ulland's options have an exercise price equal to 110% of the fair market value on the date of the grant and will expire seven years from the date of the grant.

        On April 26, 2000, each non-employee director of the Company who beneficially owns not more than 5% of the Company's outstanding Common Stock received a one-time grant of an option to purchase 1,600 shares of the Company's Common Stock under the 1995 Stock Incentive Plan. These options have an exercise price equal to the fair market value on the date of the grant and will expire five years from the date of the grant. Mr. Ulland also received a grant of an incentive stock option to purchase 5,000 shares of the Company's Common Stock under the 1995 Stock Incentive Plan in connection with his position as Chairman of the Board of Directors. Mr. Ulland's options have an exercise price equal to 110% of the fair market value on the date of the grant and will expire five years from the date of the grant.

                          REPORT OF THE AUDIT COMMITTEE

        The role of the Company's Audit Committee, which is composed of five independent non-employee directors, is one of oversight of the Company's management and the Company's outside auditors in regard to the Company's financial reporting and the Company's controls respecting accounting and financial reporting. In performing its oversight function, the Audit Committee relied upon advice and information received in its discussions with the Company's management and independent auditors.

        The Audit Committee has (i) reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2000 with the Company's management; (ii) discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 regarding communication with audit committees (Codification of Statements on Auditing Standards, AU sec. 380); and (iii) received the written disclosures and the letter from the Company's independent accountant required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the Company's independent accountant the independent accountant's independence.

        Based on the review and discussions with management and the Company's independent auditors referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                            AUDIT COMMITTEE
                                            Gerald W. Simonson, Chairman
                                            Charles H. Andresen
                                            David O. Harris
                                            H. Leigh Severance
                                            Rondi Erickson

AUDIT FEES

The aggregate fees billed for the audit of the Company's annual consolidated financial statements for fiscal 2000 and for the review of the Company's interim consolidated financial statements for each quarter in fiscal 2000 were approximately $40,800.

ALL OTHER FEES

The Company also paid its principal accountant approximately $13,600 for fees related to tax services. No other services were rendered to the Company by the Company's principal accountant during fiscal 2000. The Audit Committee has determined that the provision of these services was compatible with maintaining the independence of the Company's principal accountant.

                               EXECUTIVE OFFICERS

        Following is certain information regarding the current executive officers of the Company other than William C. Ulland:

        JEFFERY A. LAABS, AGE 46

        Mr. Laabs was named Chief Financial Officer on January 1, 2000. He previously served as Vice President of Finance and Controller of the Company since May 1998. He also serves as Treasurer and Secretary of the Company. Mr. Laabs was a Senior Financial Analyst for Lake Superior Paper Industries in Duluth, Minnesota from September 1986 until he joined Chromaline in 1998. His prior experience includes various financial positions with Kimberly Clark Corporation from September 1981 until September 1986. Mr. Laabs received a Bachelor of Science degree in Accounting from Lake Superior State University in 1976. He earned the designation of Certified Management Accountant in 1996.

        CLAUDE P. PIGUET, AGE 43

        Mr. Piguet was named Executive Vice President December 19, 2000. Previously, he was the Company's Vice President of Operations since May 1994. He was the Company's Director of Operations from January 1992 to May 1994. Mr. Piguet joined Chromaline in 1990 and holds a diploma of Engineer ETS/HTL from the Ecole D'Ingenieurs de l'Etat de Vaud in Switzerland.

        TOSHIFUMI KOMATSU, AGE 46

        Mr. Komatsu has been the Company's Vice President of Technology since September 1993. Previously, he served as Chromaline's Director of Research and Development for two years. Mr. Komatsu has been with Chromaline's Research and Development Department for 15 years. His prior experience includes positions in research and development at Alberta Gas Chemicals, a manufacturer of organic acids. He received a B.S. in Chemistry and Mathematics from the College of Saint Scholastica in 1980.

        ROBERT D. BANKS, JR., AGE 49

        Mr. Banks has been the Company's Vice President of International Sales since February 1997. Previously, he was the Company's Director of International Sales and Marketing from 1989 to 1997.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

        The following table sets forth certain information regarding compensation for the fiscal years ended December 31, 2000, 1999, and 1998 provided to the two individuals who served as Chief Executive Officer of the Company during 2000 (the "Named Executive Officers"). None of the Company's other executive officers received remuneration exceeding $100,000 in 2000.


                                                                       LONG-TERM
                                                                      COMPENSATION
                                                                        AWARDS
                                                   ANNUAL             ------------
                                                COMPENSATION            SHARES
                                            ---------------------      UNDERLYING       ALL OTHER
   NAME AND PRINCIPAL POSITION      YEAR    SALARY(1)     BONUS        OPTIONS(2)     COMPENSATION(3)
  ----------------------------      ----    ---------     -------     ------------    ---------------

William C. Ulland,                  2000     $116,962     $1,960       5,000          $     0
   Chairman, President and Chief    1999       40,000      5,874       3,300                0
   Executive Officer                1998       35,385      5,184           0                0


Philip J. Hourican,                 2000       14,654      5,880           0           94,490
  President and Chief Executive     1999      127,000      7,341       4,950              470
  Officer                           1998       55,400      2,990      20,526           32,496


----------------
(1) Mr. Ulland became Chief Executive Officer on February 7, 2000 upon the resignation of Mr. Hourican. Prior to that he was Chairman of the Company. If Mr. Ulland had been employed as both Chairman and Chief Executive Officer for all of 2000, his salary would have been $127,000. Mr. Ulland was named to the additional position of President on December 19, 2000. Mr. Hourican joined the Company as President and Chief Executive Officer on July 13, 1998. If he had been employed for all for 1998, his salary would have been $120,000. Mr. Hourican resigned his position with the Company on February 7, 2000.
(2) Represents options to purchase Common Stock granted under the Company's 1995 Stock Incentive Plan.
(3) Amounts reported for Mr. Hourican in 1998 represent payments made for reimbursement of moving and temporary living expenses. Amounts reported for Mr. Hourican in 1999 represent a company car allowance for personal use. Amounts reported for Mr. Hourican in 2000 represent severance pay, vacation pay and company car allowances.

                        OPTION GRANTS IN LAST FISCAL YEAR

        The following table summarizes option grants made during fiscal 2000 to the Named Executive Officers.

                                INDIVIDUAL GRANTS
              ---------------------------------------------------
                                                                                 POTENTIAL
                                                                             REALIZABLE VALUE
                                    PERCENTAGE                               AT ASSUMED ANNUAL
                       NUMBER OF     OF TOTAL                                  RATES OF STOCK
                        SHARES       OPTIONS                                  APPRECIATION FOR
                      UNDERLYING    GRANTED TO     EXERCISE                    OPTION TERM(1)
                       OPTIONS     EMPLOYEES IN    PRICE PER   EXPIRATION   --------------------
        NAME          GRANTED(2)    FISCAL YEAR      SHARE        DATE         5%          10%
------------------  ------------  --------------  -----------  -----------  --------------------
William C. Ulland        5,000         13.2%          $7.2188   4/26/2005    $46,067    $58,129

Philip J. Hourican           -           -                 -            -          -          -

-------------
(1) The potential realizable value is based on a 5-year term of each option at the time of grant. Assumed stock price appreciation of 5% and 10% is mandated by rules of the Securities and Exchange Commission and is not intended to forecast actual future financial performance or possible future appreciation. The potential realizable value is calculated by assuming that the fair market value of the Company's Common Stock on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.
(2) Options granted pursuant to the Company's 1995 Stock Incentive Plan are exercisable at an exercise price equal to the fair market value on the date of grant. The options in the above table vest in three equal increments on the day prior to the first, second and third anniversaries of the date of grant. These options have a maximum term of five years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

                                AGGREGATE OPTION
                          EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

        The purpose of the following table is to report exercise of stock options by the Named Executive Officers during fiscal 2000 and the value of their unexercised stock options as of December 31, 2000.

                                                  NUMBER OF SHARES          VALUE OF UNEXERCISED
                                              UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                                             OPTIONS AT FISCAL YEAR-END     AT FISCAL YEAR-END(1)
                                            ---------------------------    -----------------------
                      SHARES
                     ACQUIRED      VALUE
       NAME         ON EXERCISE   REALIZED   EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
------------------  -----------  ---------  ------------  -------------  -----------  -------------
William C. Ulland         -           -         4,400         7,200        $2,750           $0

Philip J. Hourican        -           -            -            -             -              -

-----------
(1) Value is based on the difference between the per share closing price of the Company's Common Stock on December 31, 2000 ($4.875 per share) and the exercise price of the options.

                      EMPLOYMENT CONTRACTS; TERMINATION OF
                  EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

        The Company does not have any employment or non-competition agreements with any members of its executive management team but has entered into confidentiality and non-solicitation agreements with such persons. Such agreements provide that the executive will not solicit any other employee of the Company to leave the Company during the executive's employment with the Company and for one year following such employment, will not compete with the Company during the executive's employment and will protect the proprietary information of the Company during and following such executive's employment.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's directors, executive officers and persons who own more than ten percent of the Company's Common Stock file initial reports of ownership of the Company's Common Stock and changes in such ownership with the Securities and Exchange Commission. To the Company's knowledge based solely on a review of copies of forms submitted to the Company during and with respect to fiscal 2000 and on written representations from the Company's directors and executive officers, all required reports were filed on a timely basis during fiscal 2000, except for the Form 3 reports for Rondi Erickson and
H. Leigh Severance that were due on May 8, 2000 and were filed on May 17, 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Rondi Erickson joined the Company's Board of Directors in April 2000. Ms. Erickson is the Chief Executive Officer and a director of Apprise Technologies, Inc. ("Apprise"). In 2000, the Company purchased 150,000 shares of Common Stock of Apprise and a Warrant to purchase an additional 150,000 shares of Common Stock for an aggregate purchase price of $112,500. As of January 11, 2001, the Company's ownership of Apprise Common Stock represents approximately 4.0% of the outstanding shares of Common Stock of Apprise and approximately 6.5% on a fully-diluted basis.

            RELATIONSHIP WITH AND APPOINTMENT OF INDEPENDENT AUDITORS

        The firm of Deloitte & Touche LLP has been the auditors for the Company since January 1996. The Board of Directors again has selected Deloitte & Touche LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2001. It is the judgement of the Board and its Audit Committee, that Deloitte & Touche LLP has conducted its affairs in an appropriate manner and warrants continuation as the Company's independent auditors

        A representative of Deloitte & Touche LLP will be present at the Annual Meeting of Shareholders and will be afforded an opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions during the meeting.

                               ADDITIONAL MATTERS

        The Annual Report of the Company for the year ended December 31, 2000, including financial statements, is being mailed with this Proxy Statement.

        Shareholder proposals intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Company at its principal executive office no later than November 15, 2001 for inclusion in the Proxy Statement for that meeting. Any other shareholder proposal must be received by the Company at its principal executive office no later than January 29, 2002 in order to be presented at the 2002 Annual Meeting of Shareholders.

As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the meeting other than those referred to herein. If any other matters properly come before the Annual Meeting calling for a vote of shareholders, it is intended that the shares of Common Stock represented by the proxies solicited by the Board of Directors will be voted by the persons named therein in accordance with their best judgment.

                                      By Order of the Board of Directors,


                                      /s/  Jeffery A. Laabs
                                      Jeffery A. Laabs
                                      SECRETARY

Dated:  March 23, 2001

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                                                                       EXHIBIT A

                           THE CHROMALINE CORPORATION
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

This charter governs the audit committee of the Board of Directors of The Chromaline Corporation. The audit committee shall be composed of a minimum of three directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgement as a committee member.

POLICY STATEMENT

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibilities to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In doing so, it is the responsibility of the audit committee to maintain free and open communication between the directors, the independent auditors and the financial management of the corporation.

RESPONSIBILITIES

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out its responsibilities, the audit committee will:

o Review and recommend to the Directors on an annual basis, the independent auditors to be selected to audit the financial statements of the corporation.

o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors. As part of the proposed audit, the committee will review the range of the cost of the audit for the services to be performed by the independent auditors.

o Review with management and the independent auditors, the annual and interim financial statements, including the Form 10-KSB.

o Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent auditor.

o       Review the adequacy of the Company's systems of internal control.

o Review the programs and policies of the Company designed to ensure compliance with applicable laws and regulations and monitoring the results of these compliance efforts.

o Provide an independent, direct communication between the Board of Directors and the independent auditors.

o Report committee actions to the Board of Directors with any recommendations as the committee may deem appropriate.

o The committee shall meet at least three times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

o The committee shall maintain minutes or other records of meetings and activities of the audit committee.

o Review the powers of the audit committee annually and report to the Board of Directors any recommendations of changes to their responsibilities.

The committee will perform such other functions as assigned by law, the Company's charter or bylaws, or the Board of Directors.

                           THE CHROMALINE CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                             TUESDAY, APRIL 24, 2001
                              1:00 P.M., LOCAL TIME

                              THE KITCHI GAMMI CLUB
                             831 E. SUPERIOR STREET
                                DULUTH, MINNESOTA







- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


THE CHROMALINE CORPORATION
4832 GRAND AVENUE, DULUTH, MN 55807                                       PROXY
--------------------------------------------------------------------------------
This proxy is solicited by the Board of Directors for use at the Annual Meeting on April 24, 2001.


The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.


If no choice is specified, the proxy will be voted "FOR" Item 1.


By signing the proxy, you revoke all prior proxies and appoint William C. Ulland and Jeffery A. Laabs, and each of them, with full power of substitution, to vote your shares on the matter shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.















                      SEE REVERSE FOR VOTING INSTRUCTIONS.

HOW TO VOTE YOUR PROXY
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to The Chromaline Corporation, c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.




                               PLEASE DETACH HERE


             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

 1. Election of directors:
 01 Charles H. Andresen 04 William C. Ulland / / Vote FOR  / / Vote WITHHELD
 02 David O. Harris     05 Rondi C. Erickson     all nominees  from all nominees
 03 Gerald W. Simonson  06 H. Leigh Severance    (except as marked)


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT. TO CUMULATE VOTES SO INDICATE.)

                               ----------------------------------------

                               ----------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.


Address Change? Mark Box    / /
Indicate changes below:

Date                                                         2001
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Signature(s) in Box
(If there are co-owners, each must sign.)

Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

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